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Prospectus Supplement - February 1, 1996

AEL Personal PortfolioSM Variable Annuity Prospectus
(May 1, 1995) 37301 C (4/95)

For the GT Global Variable Latin America Fund and the GT Global
Variable New Pacific Fund the prospectus is changed as follows:

      GT Global Variable Latin America Fund and GT Global Variable New Pacific Fund are not available in the State of California. If your annuity was purchased in California, you cannot allocate purchase payments to the subaccount that invests in GT Global Variable Latin America Fund or the GT Global Variable New Pacific Fund.



































31301-22A (1/96)